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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-64693 and 333-75581) and Form S-8 (No. 333-28405, 333-02378, 333-94306, 333-67031, 333-76923 and 333-84687) of Legato
Systems, Inc of our report dated May 12, 2000 relating to the financial statements and financial statement schedule, which is included in this Form 10-K.

                                          PricewaterhouseCoopers LLP

San Jose, California
May 15, 2000